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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 15, 2000

                           NEXELL THERAPEUTICS INC.
              (Exact name of registrant as specified in charter)


        DELAWARE                     0-19153                     06-1192468
     (State or other         (Commission File Number)          (IRS Employer
     jurisdiction of                                         Identification No.)
     incorporation)

            9 Parker, Irvine, CA                                   92618
   (Address of principal executive offices)                      (Zip code)

      Registrant's telephone number, including area code:  (949) 470-9011


                                Not Applicable
         (Former name or former address, if changed since last report)

    Item 5.  Other Events.

         Attached hereto as Exhibit 99.1 is a copy of a press release issued by the Registrant announcing a one-for-four reverse split of the Registrant's common stock effective June 15, 2000.

    Item 7.  Financial Statements, Pro Forma Financial
             Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits.


Exhibit                          Description
-------                          -----------

  99.1     Press Release dated June 15, 2000 of the Registrant
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEXELL THERAPEUTICS INC.
                                             (Registrant)


                                             By: /s/ William A. Albright, Jr.
                                             --------------------------------
                                             William A. Albright, Jr.
                                             Senior Vice President, Chief
                                             Financial Officer and Secretary


Dated:  June 22, 2000

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                               INDEX TO EXHIBITS




                                                                    Method of
Exhibit                        Description                            Filing
-------                        -----------                          ---------

  99.1   Press Release dated June 15, 2000 of the Registrant      Filed herewith
  ----                                                            electronically

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